INVESTMENT COMMITMENTS	12 Months Ended
Dec. 31, 2021
Investment Commitments
INVESTMENT COMMITMENTS

NOTE 17: INVESTMENT COMMITMENTS

17.1	New generation projects

Under the National Government’s call for the expansion of the generation offer, the Company participated in the following generation projects:

PEPE III

In early 2022, works will start for the expansion of Parque Eólico de la Bahía (“PEPE III”), inaugurated in 2019 and located in the town of Coronel Rosales, Province of Buenos Aires, which production is targeted at the large users’ segment, with 14 wind turbines and an installed capacity of 53.2 MW.

The project, with an estimated investment of US$ 128 million, will mainly consist of the mounting and installation (in stages) of 18 additional wind turbines, adding a capacity of 81 MW; therefore, once works are completed, PEPE III will have an installed capacity of 134.2 MW. The expansion requires sophisticated works on the platforms and foundations, which will be conducted by SACDE, and the start-up is planned for the second quarter of 2023.

17.2	Investment commitment for the exploration and exploitation of hydrocarbons

As of the issuance of these Consolidated Financial Statements, the Company has committed investments until 2024 for an estimated total amount of US$ 478 million, including commitments associated with the participations detailed in Note 5.4 and the commitments assumed in Plan GasAr (see Note 2.2.2.1.2).

With respect to the Hydrocarbons Unconventional Exploitation Concession (CENCH) for the Sierra Chata block, the amount of which is not included in the amount mentioned in the previous paragraph, its progress was adversely affected by the deterioration of the local economic context, added to certain distortions occurring in the gas market since 2018 (the arbitrary allocation of benefits under the program for the encouragement of investments in the development of natural gas production from unconventional reservoirs established by MEyM Resolution No 46/17 and the resulting oversupply, the drop in sales prices, the freezing of prices to distributors, restrictions to exports, exhaustion of transport capacity, etc.); all of these deepened by the outbreak of the pandemic, which resulted in the temporary suspension of activities and wage protest demonstrations that prevented the freedom of movement on the Province of Neuquén’s routes in the month of April 2021 (see Note 1.2), increasing uncertainty and preventing the consortium made up by the Company and Mobil Argentina S.A. from meeting all the undertaken commitments foreseen for the investments’ first phase within the stipulated period.

The aforementioned complex situation was exposed in several meetings with the Province of Neuquén and finally formalized through a note, which was answered by the Province demanding the Company to remedy its breach under penalty of declaring the CENCH’s revocation. The Consortium has continued negotiations with the Province to settle a readjustment proposal for the current investment plan with the aim of reaching an agreement allowing for the continuity of activities in the CENCH.

In this regard, and despite the described adverse situation, it is worth highlighting that the Consortium has recently submitted a plan contemplating the drilling of 14 wells until 2023. This plan would allow to meet all commitments undertaken within the term originally scheduled in the CENCH for the completion of the Pilot Plan.